UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HPS Corporate Lending Fund

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

Solicitation Script (Inbound and Outbound)

CLIENT NAME: HPS Corporate Lending Fund

MEETING DATE: 10/28/2026

DEDICATED TOLL-FREE NUMBER: 833-270-4160

INBOUND GREETING:

Thank you for calling the Broadridge Proxy Services Center for the HPS Corporate Lending Fund. My name is <Agent’s Name>. How may I assist you today?

GENERAL OUTBOUND GREETING:

Hello, may I please speak with <full name as it appears on registration>?

My name is <Agent’s Name> and I am calling on a recorded line regarding your investment in HPS Corporate Lending Fund. Materials were previously sent to you for the upcoming shareholders meeting. I’d be happy to record your vote for you now. Would you like to vote along with the board’s recommendation?

ADJOURNMENT OUTBOUND GREETING:

ADJOURNMENT Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms. <Shareholder’s Last Name>, my name is <Agent Name> and I am a proxy voting specialist calling on a recorded line on behalf of your current investment with HPS CORPORATE LENDING FUND. Due to the lack of shareholder participation, the Annual General Meeting has been adjourned to <date/time>. Have you received proxy materials?

IF SHAREHOLDER RECEIVED MATERIALS AND/OR WANTS TO VOTE:

Sure, I can help you with that. Your Board has recommended a vote IN FAVOR of the proposals. Would you like to vote along with the recommendations of the Board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

And according to our records, you currently reside at <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number 833-270-4160.

Mr./Ms. <Shareholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

IF UNSURE OF VOTING OR DOES NOT WANT TO VOTE ALONG WITH THE RECOMMENDATION OF THE BOARD:

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Would you like me to review the proposals with you? <After review, ask them if they would like to vote now over the phone>.

IF NOT RECEIVED/REQUESTING MATERIAL TO BE RE-MAILED:

I can resend the proxy materials to you, or I can review the proposals with you and record your vote immediately by phone.

AFTER REVIEW, ASK THEM IF THEY WOULD LIKE TO VOTE NOW OVER THE PHONE:

Your Board recommends that you vote “FOR” the proposals. Would you like to vote along with the recommendations of the Board for all your accounts?

IF THEY DON’T WANT PROPOSALS REVIEWED OR IF NOT INTERESTED:

Thank you. Please be aware that as a shareholder, your vote is very important. Please note there are several ways to return your vote outlined in the proxy materials. Thank you again for your time today.

VOTING (ANY VOTE NEEDED):

Your Board has recommended a vote “FOR” the proposals, or you may choose to vote Against or Abstain and help the company reach quorum. How would you like to vote on your accounts today?

And this (for/against/abstain) vote will be for all of your accounts accordingly?

REGISTERED HOLDER WANTS A NEW PROXY CARD/OR THEIR CONTROL NUMBER: <send complete contact information name, address, control #, & shares to Broadridge>:

Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your Board is recommending you vote FOR the proposals. Would you like to vote along with the recommendations of the Board for all your accounts?

BENEFICIAL HOLDER WANTS A NEW VIF/OR THEIR CONTROL NUMBER:

Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your Board is recommending you vote FOR the proposals. Would you like to vote along with the recommendations of the Board for all your accounts?

ANSWERING MACHINE MESSAGE (LIVE AND RECORDED):

Hello, my name is <Agent’s Name> and I am a voting specialist calling in regards to your investment with HPS Corporate Lending Fund. You should have received proxy material electronically or in the mail concerning the Meeting of Shareholders to be held on October 28th, 2026.

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	Broadridge.com CONFIDENTIAL INFORMATION

Your vote is very important. Please note there are several ways to return your vote, which are provided in the proxy materials. If you have any questions and would like to vote over the telephone and call toll-free at 833-270-4160 Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Thank you for your prompt attention to this matter.

PRE-RECORDED MESSAGES – CANNOT BE UPDATED

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

INBOUND - CALL IN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. This call may be monitored and recorded for training purposes.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other callers. Your call is important to us. Please continue to hold and your call will be answered in the order it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The meeting has been held and as a result, this toll-free number is no longer in service for proxy related calls. If you have questions regarding your investment, please contact your investment professional. Thank you.

Call Center Hours of Operation:

Monday through Friday, 9AM to 10PM Eastern Time (ET).

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	Broadridge.com CONFIDENTIAL INFORMATION

August 2026

Important Action Requested: HPS Corporate Lending Fund – 2026 Annual Meeting and Proxy Vote – Due Monday, October 26, 2026

Dear Investor,

We are reaching out to you in connection with your investment in HPS Corporate Lending Fund (the “Fund”) regarding the Fund’s 2026 Annual Meeting of Shareholders (“Annual Meeting”) and the associated Shareholder Proxy Vote (the “Proxy Vote”). The Proxy Vote is due by Monday, October 26, 2026. Please find enclosed the Notice of Annual Meeting and Proxy Statement (the “Proxy Statement”).

As a shareholder in the Fund, you are invited to exercise your voting rights on the proposal by proxy. A summary of the proposal and the voting recommendation from HLEND’s Board of Trustees is included in the Proxy Statement. All members of HLEND’s Board of Trustees, including the Independent Trustees, unanimously recommends that you vote “FOR” the following proposal (the “Trustee Proposal”):

•

To re-elect two Class I Trustees of the Fund (Michael Patterson and Robin Melvin) who will serve for a five-year term expiring at the Fund’s 2031 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified.

Please note that the Annual Meeting requires a quorum, which is the presence of at least 50% of the Fund’s outstanding shares as of July 30, 2026. If a quorum is not present at the Annual Meeting, the meeting may be adjourned in order to permit further solicitation of proxies. We would highlight the importance of your vote in meeting the minimum quorum requirements.

The Annual Meeting is tentatively scheduled to take place virtually via webcast on Wednesday, October 28, 2026, at 2:30 p.m. Eastern Time. You can attend the meeting as guests by accessing the link below and entering the provided details:

Annual Meeting Link: http://www.virtualshareholdermeeting.com/HLEND2026

First Name: J.P. Morgan

Last Name: Private Client

Email: JPM.Alternatives.IR@jpmorgan.com

Please refer to the Offering Memorandum for capitalized terms not defined above.

This material has been prepared by J.P. Morgan Securities LLC and approved for distribution by the following legal entities subject to applicable law:

J.P. Morgan Securities LLC, 277 Park Avenue, New York, New York 10172

J.P. Morgan SE (“JPMSE”), Taunustor 1 (TaunusTurm), 60310 Frankfurt am Main, Germany. JPMSE is authorised as a credit institution by the Federal Financial Supervisory Authority (Bundesanstalt für Finanzdienstleistungsaufsicht, BaFin) and jointly supervised by the BaFin, the German Central Bank (Deutsche Bundesbank) and the European Central Bank (ECB). London Branch, 25 Bank Street, London E14 5JP, United Kingdom. In the UK, J.P. Morgan SE is also authorised by the Prudential Regulation Authority (PRA), subject to regulation by the Financial Conduct Authority (FCA) and limited regulation by the PRA. Details about the extent of our regulation by the FCA and the PRA are available from us on request. Sucursal en España, Paseo de la Castellana 31, 28046 Madrid, Spain. Milan Branch, Via Cordusio, n.3 20123, Milan, Italy. Luxembourg Branch, European Bank and Business Centre, 6 route de Treves, L-2633, Senningerberg, Luxembourg. Paris Branch, 14, Place Vendome 75001, Paris, France, Authorised and regulated by the Autorité de Contrôle Prudentiel et de Resolution (ACPR) and the Autorité des Marchés Financiers (AMF). Amsterdam Branch, World Trade Centre, Tower B, Strawinskylaan 1135, 1077 XX, Amsterdam, The Netherlands. Copenhagen Br, Kalvebod Brygge 39-41, 1560 København V, Denmark. Stockholm Bankfilial, Hamngatan 15, Stockholm, 11147, Sweden.

JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10172, Hong Kong Branch, 27th Floor, Chater House, 8 Connaught Road Central, Hong Kong, Singapore Branch, 17th Floor, Capital Tower, 168 Robinson Road, Singapore 068912.

JPMorgan Chase Bank, N.A. and its affiliates (collectively “JPMCB”) offer investment products, which may include bank-managed accounts and custody, as part of its trust and fiduciary services. Other investment products and services, such as brokerage and advisory accounts, are offered through J.P. Morgan Securities LLC (JPMS), a member of FINRA and SIPC. Insurance products are made available through Chase Insurance Agency, Inc. (CIA), a licensed insurance agency, doing business as Chase Insurance Agency Services, Inc. in Florida. JPMCB, JPMS and CIA are affiliated companies under the common control of JPMorgan Chase & Co. Products are not available in all states.

INVESTMENT AND INSURANCE PRODUCTS ARE: • NOT FDIC INSURED • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY • NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, JPMORGAN CHASE BANK, N.A. OR ANY OF ITS AFFILIATES • SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE

LOSS OF THE PRINCIPAL AMOUNT INVESTED

Please sign with ink the enclosed J.P. Morgan Election Form on the following page, and return it no later than 5 PM Eastern Standard Time on Monday, October 26, 2026 by e-mailing a scan or clear picture to jpm.alts.corp.actions@jpmchase.com.

Your vote on the Trustee Proposal is important. Please note that if you do not respond, your shares will not be voted at the Annual Meeting and your shares will not be counted toward the minimum number of votes required for a quorum. Elections received after the Monday, October 26, 2026 deadline will be accepted on a best-efforts basis

Please contact your J.P. Morgan team member with any questions. If you received these documents in hard copy and would like to receive them electronically in the future, please also contact your J.P. Morgan team member.

Additionally, if you are a person with a disability and need support with this message, please contact your J.P. Morgan team member or email us at accessibility.support@jpmorgan.com for assistance.

Sincerely,

J.P. Morgan

Please refer to the Offering Memorandum for capitalized terms not defined above.

This material has been prepared by J.P. Morgan Securities LLC and approved for distribution by the following legal entities subject to applicable law:

J.P. Morgan Securities LLC, 277 Park Avenue, New York, New York 10172

J.P. Morgan SE (“JPMSE”), Taunustor 1 (TaunusTurm), 60310 Frankfurt am Main, Germany. JPMSE is authorised as a credit institution by the Federal Financial Supervisory Authority (Bundesanstalt für Finanzdienstleistungsaufsicht, BaFin) and jointly supervised by the BaFin, the German Central Bank (Deutsche Bundesbank) and the European Central Bank (ECB). London Branch, 25 Bank Street, London E14 5JP, United Kingdom. In the UK, J.P. Morgan SE is also authorised by the Prudential Regulation Authority (PRA), subject to regulation by the Financial Conduct Authority (FCA) and limited regulation by the PRA. Details about the extent of our regulation by the FCA and the PRA are available from us on request. Sucursal en España, Paseo de la Castellana 31, 28046 Madrid, Spain. Milan Branch, Via Cordusio, n.3 20123, Milan, Italy. Luxembourg Branch, European Bank and Business Centre, 6 route de Treves, L-2633, Senningerberg, Luxembourg. Paris Branch, 14, Place Vendome 75001, Paris, France, Authorised and regulated by the Autorité de Contrôle Prudentiel et de Resolution (ACPR) and the Autorité des Marchés Financiers (AMF). Amsterdam Branch, World Trade Centre, Tower B, Strawinskylaan 1135, 1077 XX, Amsterdam, The Netherlands. Copenhagen Br, Kalvebod Brygge 39-41, 1560 København V, Denmark. Stockholm Bankfilial, Hamngatan 15, Stockholm, 11147, Sweden.

JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10172, Hong Kong Branch, 27th Floor, Chater House, 8 Connaught Road Central, Hong Kong, Singapore Branch, 17th Floor, Capital Tower, 168 Robinson Road, Singapore 068912.

JPMorgan Chase Bank, N.A. and its affiliates (collectively “JPMCB”) offer investment products, which may include bank-managed accounts and custody, as part of its trust and fiduciary services. Other investment products and services, such as brokerage and advisory accounts, are offered through J.P. Morgan Securities LLC (JPMS), a member of FINRA and SIPC. Insurance products are made available through Chase Insurance Agency, Inc. (CIA), a licensed insurance agency, doing business as Chase Insurance Agency Services, Inc. in Florida. JPMCB, JPMS and CIA are affiliated companies under the common control of JPMorgan Chase & Co. Products are not available in all states.

INVESTMENT AND INSURANCE PRODUCTS ARE: • NOT FDIC INSURED • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY • NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, JPMORGAN CHASE BANK, N.A. OR ANY OF ITS AFFILIATES • SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE

LOSS OF THE PRINCIPAL AMOUNT INVESTED

ELECTION FORM

HPS Corporate Lending Fund (HLEND) – 2026 Annual Meeting and Proxy Vote

Please sign with ink and return this Form no later than 5 PM Eastern Standard Time on Monday, October 26, 2026 by e-mailing a scan or clear picture to jpm.alts.corp.actions@jpmchase.com.

Proposal 1a: To elect Michael Patterson Class I Trustee who will serve for a five-year term expiring at the Fund’s 2031 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified (please check one)
☐ The undersigned Investor hereby votes FOR Proposal 1a.
☐ The undersigned Investor hereby votes AGAINST Proposal 1a.
☐ The undersigned Investor hereby ABSTAINS from Proposal 1a.

Proposal 1b: To elect Robin Melvin Class I Trustee who will serve for a five-year term expiring at the Fund’s 2031 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified (please check one)
☐ The undersigned Investor hereby votes FOR Proposal 1b.
☐ The undersigned Investor hereby votes AGAINST Proposal 1b.
☐ The undersigned Investor hereby ABSTAINS from Proposal 1b.

Account Number:_______________________	Date:_________________________

For Individuals or Joint Accounts:	For Entities:

Print Name of Investor	Print Name of Investor

Signature of Investor	Signature of Investor

Print Name of Joint Investor (if applicable)	Name and Title of Signatory

Signature of Joint Investor or Authorized Signatory
pursuant to valid power of attorney

Please refer to the Offering Memorandum for capitalized terms not defined above.

This material has been prepared by J.P. Morgan Securities LLC and approved for distribution by the following legal entities subject to applicable law:

J.P. Morgan Securities LLC, 277 Park Avenue, New York, New York 10172

J.P. Morgan SE (“JPMSE”), Taunustor 1 (TaunusTurm), 60310 Frankfurt am Main, Germany. JPMSE is authorised as a credit institution by the Federal Financial Supervisory Authority (Bundesanstalt für Finanzdienstleistungsaufsicht, BaFin) and jointly supervised by the BaFin, the German Central Bank (Deutsche Bundesbank) and the European Central Bank (ECB). London Branch, 25 Bank Street, London E14 5JP, United Kingdom. In the UK, J.P. Morgan SE is also authorised by the Prudential Regulation Authority (PRA), subject to regulation by the Financial Conduct Authority (FCA) and limited regulation by the PRA. Details about the extent of our regulation by the FCA and the PRA are available from us on request. Sucursal en España, Paseo de la Castellana 31, 28046 Madrid, Spain. Milan Branch, Via Cordusio, n.3 20123, Milan, Italy. Luxembourg Branch, European Bank and Business Centre, 6 route de Treves, L-2633, Senningerberg, Luxembourg. Paris Branch, 14, Place Vendome 75001, Paris, France, Authorised and regulated by the Autorité de Contrôle Prudentiel et de Resolution (ACPR) and the Autorité des Marchés Financiers (AMF). Amsterdam Branch, World Trade Centre, Tower B, Strawinskylaan 1135, 1077 XX, Amsterdam, The Netherlands. Copenhagen Br, Kalvebod Brygge 39-41, 1560 København V, Denmark. Stockholm Bankfilial, Hamngatan 15, Stockholm,

11147, Sweden.

JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10172, Hong Kong Branch, 27th Floor, Chater House, 8 Connaught Road Central, Hong Kong, Singapore Branch, 17th Floor, Capital Tower, 168 Robinson Road, Singapore 068912.

JPMorgan Chase Bank, N.A. and its affiliates (collectively “JPMCB”) offer investment products, which may include bank-managed accounts and custody, as part of its trust and fiduciary services. Other investment products and services, such as brokerage and advisory accounts, are offered through J.P. Morgan Securities LLC (JPMS), a member of FINRA and SIPC. Insurance products are made available through Chase Insurance Agency, Inc. (CIA), a licensed insurance agency, doing business as Chase Insurance Agency Services, Inc. in Florida. JPMCB, JPMS and CIA are affiliated companies under the common control of JPMorgan Chase & Co. Products are not available in all states.

INVESTMENT AND INSURANCE PRODUCTS ARE: • NOT FDIC INSURED • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY • NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, JPMORGAN CHASE BANK, N.A. OR ANY OF ITS AFFILIATES • SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED

For IRA Investors Only	Custodian: JPMorgan Chase Bank N.A.

Print Name of Owner of IRA	Name and Title of Signatory Signing on Behalf of the Custodian or Trustee of IRA

Signature of Owner of IRA	Signature of Custodian or Trustee of IRA

Please refer to the Offering Memorandum for capitalized terms not defined above.

This material has been prepared by J.P. Morgan Securities LLC and approved for distribution by the following legal entities subject to applicable law:

J.P. Morgan Securities LLC, 277 Park Avenue, New York, New York 10172

J.P. Morgan SE (“JPMSE”), Taunustor 1 (TaunusTurm), 60310 Frankfurt am Main, Germany. JPMSE is authorised as a credit institution by the Federal Financial Supervisory Authority (Bundesanstalt für Finanzdienstleistungsaufsicht, BaFin) and jointly supervised by the BaFin, the German Central Bank (Deutsche Bundesbank) and the European Central Bank (ECB). London Branch, 25 Bank Street, London E14 5JP, United Kingdom. In the UK, J.P. Morgan SE is also authorised by the Prudential Regulation Authority (PRA), subject to regulation by the Financial Conduct Authority (FCA) and limited regulation by the PRA. Details about the extent of our regulation by the FCA and the PRA are available from us on request. Sucursal en España, Paseo de la Castellana 31, 28046 Madrid, Spain. Milan Branch, Via Cordusio, n.3 20123, Milan, Italy. Luxembourg Branch, European Bank and Business Centre, 6 route de Treves, L-2633, Senningerberg, Luxembourg. Paris Branch, 14, Place Vendome 75001, Paris, France, Authorised and regulated by the Autorité de Contrôle Prudentiel et de Resolution (ACPR) and the Autorité des Marchés Financiers (AMF). Amsterdam Branch, World Trade Centre, Tower B, Strawinskylaan 1135, 1077 XX, Amsterdam, The Netherlands. Copenhagen Br, Kalvebod Brygge 39-41, 1560 København V, Denmark. Stockholm Bankfilial, Hamngatan 15, Stockholm, 11147, Sweden.

JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10172, Hong Kong Branch, 27th Floor, Chater House, 8 Connaught Road Central, Hong Kong, Singapore Branch, 17th Floor, Capital Tower, 168 Robinson Road, Singapore 068912.

JPMorgan Chase Bank, N.A. and its affiliates (collectively “JPMCB”) offer investment products, which may include bank-managed accounts and custody, as part of its trust and fiduciary services. Other investment products and services, such as brokerage and advisory accounts, are offered through J.P. Morgan Securities LLC (JPMS), a member of FINRA and SIPC. Insurance products are made available through Chase Insurance Agency, Inc. (CIA), a licensed insurance agency, doing business as Chase Insurance Agency Services, Inc. in Florida. JPMCB, JPMS and CIA are affiliated companies under the common control of JPMorgan Chase & Co. Products are not available in all states.

INVESTMENT AND INSURANCE PRODUCTS ARE: • NOT FDIC INSURED • NOT INSURED BY ANY FEDERAL GOVERNMENT

AGENCY • NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY,

JPMORGAN CHASE BANK, N.A. OR ANY OF ITS AFFILIATES • SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE

LOSS OF THE PRINCIPAL AMOUNT INVESTED